1Q 2023 INVESTOR PRESENTATION May 9, 2023

DISCLAIMER 2 Forward-Looking Statements and Other Information This presentation may contain "forward-looking statements," which reflect loanDepot's current views with respect to, among other things, its business strategies, including the Vision 2025 plan, our HELOC product, financial condition and liquidity, competitive position, industry and regulatory environment, potential growth opportunities, the effects of competition, operations and financial performance. You can identify these statements by the use of words such as "outlook," "potential," "continue," "may," "seek," "approximately," "predict," "believe," "expect," "plan," "intend," "estimate," “project,” or "anticipate" and similar expressions or the negative versions of these words or comparable words, as well as future or conditional verbs such as "will," "should," "would" and "could." These forward-looking statements are based on current available operating, financial, economic and other information, and are not guarantees of future performance and are subject to risks, uncertainties and assumptions, including the risks in the "Risk Factors" section of loanDepot, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2022, and Quarterly Reports on Form 10-Q as well as any subsequent filings with the Securities and Exchange Commission, which are difficult to predict. Therefore, current plans, anticipated actions, financial results, as well as the anticipated development of the industry, may differ materially from what is expressed or forecasted in any forward-looking statement. loanDepot does not undertake any obligation to publicly update or revise any forward-looking statement to reflect future events or circumstances, except as required by applicable law. Non-GAAP Financial Information To provide investors with information in addition to our results as determined by GAAP, we disclose certain non-GAAP measures to assist investors in evaluating our financial results. We believe these non-GAAP measures provide useful information to investors regarding our results of operations because each measure assists both investors and management in analyzing and benchmarking the performance and value of our business. They facilitate company-to-company operating performance comparisons by backing out potential differences caused by variations in hedging strategies, changes in valuations, capital structures (affecting interest expense on non-funding debt), taxation, the age and book depreciation of facilities (affecting relative depreciation expense), and other cost or benefit items which may vary for different companies for reasons unrelated to operating performance. These non-GAAP measures include our Adjusted Total Revenue, Adjusted Net Income (Loss), Adjusted Diluted Earnings (Loss) Per Share, and Adjusted EBITDA (LBITDA). We exclude from each of these non-GAAP financial measures the change in fair value of MSRs and related hedging gains and losses as they add volatility and are not indicative of the Company’s operating performance or results of operation. We also exclude stock-based compensation expense, which is a non-cash expense, gains or losses on extinguishment of debt and disposal of fixed assets, non-cash goodwill impairment, and other impairment charges to intangible assets and operating lease right-of-use assets as management does not consider these costs to be indicative of our performance or results of operations. Adjusted EBITDA (LBITDA) includes interest expense on funding facilities, which are recorded as a component of “net interest income (expense)”, as these expenses are a direct operating expense driven by loan origination volume. By contrast, interest expense on our non-funding debt is a function of our capital structure and is therefore excluded from Adjusted EBITDA (LBITDA). Adjustments for income taxes are made to reflect historical results of operations on the basis that it was taxed as a corporation under the Internal Revenue Code, and therefore subject to U.S. federal, state and local income taxes. These non-GAAP measures have limitations as analytical tools, and should not be considered in isolation or as a substitute for revenue, net income, or any other operating performance measure calculated in accordance with GAAP, and may not be comparable to a similarly titled measure reported by other companies. Market and Industry Data This presentation also contains information regarding the loanDepot’s market and industry that is derived from third-party research and publications. That information may rely upon a number of assumptions and limitations, and the Company has not independently verified its accuracy or completeness.

3 FIRST QUARTER FACT SHEET Financial Operational • Originations: $4.9 billion in funded volume, near the high-end of first quarter 2023 guidance • Total Revenue: $207.9 million on $5.3 billion of pull-through weighted lock volume • Total Expenses: Decreased by $29.3 million, or 9% from the fourth quarter of 2022, primarily due to lower personnel, commissions, and G&A expenses • Liquidity: Unrestricted cash and equivalents of $798 million and undrawn borrowing capacity totaling $4 million at quarter-end • Servicing: Increased UPB slightly to $141.7 billion at end of quarter, compared to $141.2 billion in Q4 ’22 • Continued progress towards our Vision 2025 strategy to address current and anticipated market conditions and position company for long-term value creation o Headcount: Reduced headcount to approx. 4,800 from approx. 10,000 at the end of the first quarter 2022 o Named Best Mortgage Lender for First-Time Homebuyers by The Wall Street Journal o Ranked as third largest mortgage lender in America by number of funded loans (1) • Purchase Mix: 71% of total Originations • Organic Refinance Consumer Direct Recapture Rate: Increased to 67% for the quarter (1) Based on 2022 Home Mortgage Disclosure Act data collected by the Consumer Financial Protection Bureau. Data for single family originations and exclude correspondent loans

4 VISION 2025 PLAN • Purpose-driven organization, increasing purchase transactions and serving diverse communities across the country • Named by The Wall Street Journal as the “Best Mortgage Lender for First-Time Buyers,” validating our mission of purpose-driven lending to the increasingly diverse communities comprising first-time homebuyers • Recently announced partnership with Habitat for Humanity • Increase our focus on addressing persistent gaps in equitable housing, advancing the goal of growing our share of lending for purchase transactions while maintaining responsible management of credit risk • Achieved quarterly non-volume related expense reductions of $25.5 million, or 9%, since the fourth quarter of 2022. • Company continues to positioning itself for a market size totaling $1.5 trillion • Launch of home equity line of credit (HELOC) giving efficient access to record levels of home equity in as little as seven days • Continued investment in our in-house servicing business to complement our origination strategy and serve customers through the entire mortgage journey • 47 Retail LOs were named to the Scotsman Guide for Top Originators • Capture additional revenue by leveraging marketing and customer acquisition expenses • Ranked as the third largest mortgage lender in America by units of funded loans(1) • Streamline organizational structure to better position the company for the rapidly evolving mortgage market and enhance quality and effectiveness • Increase share of lending for purchase transactions, while achieving top-quartile quality, increasing automation, and achieving operating leverage Focus on Purchase Transactions and Serving Diverse Communities Execute Growth Generating Initiatives Aggressively Right-Size Cost Structure Optimize Organizational StructureVISION 2025 (1) Based on 2022 Home Mortgage Disclosure Act data collected by the Consumer Financial Protection Bureau. Data for single family originations and exclude correspondent loans

DIVERSE & EXPERIENCED MANAGEMENT TEAM WITH UNIQUE SKILLSETS Frank Martell President and CEO Jeff Walsh President, LDI Mortgage Zeenat Sidi President, LDI Digital Products & Services Patrick Flanagan Chief Financial Officer Dan Binowitz Managing Director Operations & Servicing Jeff DerGurahian Chief Investment Officer and Head Economist TJ Freeborn Chief Administrative Officer George Brady Chief Information Officer Nicole Carrillo Chief Accounting Officer Town & Country Credit Corp. 5 Gregg Smallwood Chief Legal Officer, Corporate Secretary Joe Grassi Chief Risk Officer Kevin Tackaberry Chief Human Resources Officer

$35 $33 $45 $101 $137 $54 $37 2.0% 2.0% 2.0% 2.5% 3.4% 2.4% 2.0% – 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% 0 20 40 60 80 100 120 140 2017 2018 2019 2020 2021 2022 LTM Q1'23 loanDepot Historical Mortgage Origination Volume SCALED ORIGINATOR DELIVERING CUSTOMERS A COMPLETE SOLUTION Inception to LTM Q1’23 Origination CAGR: 30%(1) loanDepot Originations loanDepot Market Share $1.7 $2.3 $4.1 Total market volume ($ trillion) $4.0 $2.2 (1) CAGR includes annualized volume for 2010 Source: Historical market share based on MBA industry volume as of 4/17/2023 and historical loanDepot origination volume ($ in billions) The loanDepot Ecosystem Established Scalable Infrastructure 2010 to 2012 Diversification & Expansion 2013 to 2015 Brand, Technology & Operational Transformation 2016 to 2021 Vision 2025 & Beyond 2022 + • Launched with the goal of disrupting mortgage • Created scalable platform and infrastructure • Expanded in-market retail reach through acquisitions • Leveraged infrastructure to launch LD Wholesale • Strategic decision to begin retaining servicing • Launched proprietary mello® technology • Grew servicing book with long-term relationships to a half million loanDepot customers • Launched mellohome and melloInsurance • Acquired leading title insurance company • Formed mello® focused on mortgage adjacent, digital-first products and services • Repositioning the Company for long term value creation • Purpose driven sustainable lending • Simplifying operational structure and increasing operating leverage • Maintaining strong balance sheet liquidity • Additions to executive team to position company for next era • Launch of HELOC product $1.8 6 Title Insurance Escrow Services Homeowners Insurance First Mortgage HELOC $1.9

ORIGINATION GROWTH RELATIVE TO INDUSTRY (1) MBA as of 4/17/2023 Note: Pull through weighted rate lock volume is the unpaid principal balance of loans subject to interest rate lock commitments, net of a pull-through factor for the loan funding probability 7 Purchase Mix % : 26% 31% 26%29% ($ in billions) Total Market Share (%) 2.1% 2.4% 2.8%2.5% 3.8% 19% 3.3% 30% 34% 3.4% 3.3% 34% 37% 3.1% 59% 2.4% 2.2% 70% 1.6% 76% $18 $25 $36 $36 $33 $30 $30 $23 $20 $12 $9 $4 $5 $15 $21 $27 $37 $41 $34 $32 $29 $22 $16 $10 $6 $5 270 447 372 346 369 264 299 281 213 150 203 221 226 - 50 100 150 200 250 300 350 400 450 500 $0 $10 $20 $30 $40 $50 $60 $70 $80 Q1 2020A Q2 2020A Q3 2020A Q4 2020A Q1 2021A Q2 2021A Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Pull-Through Weighted (PTW) Lock Volume Origination Volume PTW GOS Margin, bps 1.5% 71%

Historical expenses in bps of funded mortgage volume HISTORICAL COST STRUCTURE COMPARISON 8 338 bps 295 bps 428 bps Total Revenue (bps funded volume): Pre-tax Net Income (bps funded volume): (31) bps 7 bps 200 bps Salary Expense Marketing and Advertising Expense Direct Origination Expense (incl. Investor Fees) Servicing Expense Other G&A 272 bps 49 bps Commission Expense 234 bps (128) bps 1Q23 YTD Expenses to Note: • $0.8 million of personnel- related payments • $0.8 million of lease and other asset impairment charges • $0.9 million of Vision 2025 related professional services fees • YTD of $2.6 million (~5 bps) 129 96 78 72 125 214 78 73 74 68 66 71 58 41 26 34 44 73 25 21 12 14 22 35 15 9 8 7 10 10 64 48 29 27 94 233 369 bps 288 bps 228 bps 223 bps 362 bps 636 2018 2019 2020 2021 2022 Q1 '23 420 bps (215) bps

HISTORICAL SERVICING PORTFOLIO TREND 9 ($ in billions) Retention %(2) : Recapture %(1) : (1) Recapture rate is defined as the total unpaid principal balance (“UPB”) of loans in our servicing portfolio that are paid in full for purposes of refinancing the loan on the same property, with the Company acting as lender on both the existing and new loan, divided by the UPB of loans in our servicing portfolio that paid in full for the purpose of refinancing the loan on the same property. (2) Portion of loan origination volume that was sold servicing retained in the period divided by total sold volume in the period. (3) At time of origination. Total Serv Exp$ to Avg. UPB $, bps: 75% 72% 2.4 58% 72% 2.0 56% 69% 2.4 61% 65% 2.0 Portfolio @ 3/31/23 W.A. Coupon 3.20% W.A. FICO (3) 739 W.A. LTV 71% W.A. Life (Mths) 20.7 DQ Rate 60D+ 0.91% 90D+ 0.8% Composition GSE 66.3% Gov’t/EBO 26.6% Other 7.1% $153 $155 $140 $141 $142 135 142 144 143 142 - 20 40 60 80 100 120 140 $- $20 $40 $60 $80 $100 $120 $140 $160 $180 Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 UPB $ MSR FV, bps 60% 67% 1.7

$822 $29 $7 $29 $4 $554 $955 $1,144 $864 $798 $1,376 $984 $1,151 $893 $802 Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Unused Lines Unrestricted Cash STRONG LIQUIDITY AND BALANCE SHEET Note: Please see Appendix for Non-GAAP Reconciliation 10 Liquidity Overview ($M) Non-Funding Debt / Tangible Net Worth 13% 11% 16% 14% 13% Liquidity / Total Assets 1.4x 1.8x 1.9x 2.2x 2.4x Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 MSR FV / Tangible Net Worth 1.0x 2.0x 2.1x 2.5x 2.7x Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23

11 Q2 2023 OUTLOOK Metric Low High Pull-through Weighted Rate Lock Volume ($bn) $5.5 $7.5 Origination Volume ($bn) $4.5 $6.5 Pull-through Weighted GOS Margin, bps 240 280 Current Market Conditions • Higher interest rates adversely impacts home affordability • Limited supply of new and resale homes adversely impacts homebuying activity • Homeowner equity levels drives demand for cash-out refinance and HELOC products • Higher interest rates resulting in little incentive for rate and term refinance • Sharper focus on industry consolidation, driven primarily by headcount reductions and competitor exits to shed excess capacity given lower industry volume expectations Q2 2023 outlook reflects current interest rate environment, seasonality, and competitive pressures

APPENDIX: FINANCIALS

BALANCE SHEET & SERVICING PORTFOLIO HIGHLIGHTS 13 $ in MM except units and % 1Q ‘23 4Q’22 1Q ’22 1Q’23 vs 4Q’22 1Q’23 vs 1Q’22 Cash and cash equivalents $798.1 $864.0 $554.1 (7.6%) 44.0% Loans held for sale, at fair value 2,039.4 2,373.4 6,558.7 (14.1%) (68.9%) Servicing rights, at fair value 2,028.8 2,037.4 2,086.0 (0.4%) (2.7%) Total assets 6,190.8 6,609.9 10,640.2 (6.3%) (41.8%) Warehouse and other lines of credit 1,830.3 2,146.6 5,806.9 (14.7%) (68.5%) Total liabilities 5,349.6 5,688.5 9,129.1 (6.0%) (41.4%) Total equity 841.2 921.5 1,511.2 (8.7%) (44.3%) Servicing portfolio (unpaid principal balance) $141,673.5 $141,170.9 $153,385.8 0.4% (7.6%) Total servicing portfolio (units) 475,765 471,022 496,868 1.0% (4.2%) 60+ days delinquent ($) $1,282.4 $1,421.7 $1,444.8 (9.8%) (11.2%) 60+ days delinquent (%) 0.9% 1.0% 0.9% N/A N/A Servicing rights, net to UPB 1.4% 1.4% 1.4% N/A N/A

NON-GAAP FINANCIAL RECONCILIATION 14 ($MM) 1Q ’23 4Q ’22 1Q ’22 FY22 Adjusted Revenue Total Net Revenue $207.9 $169.7 $503.3 $1,255.8 Change in FV of Servicing Rights, Net of Hedge 18.3 18.9 1.3 (39.8) Adjusted Total Revenue $226.2 $188.5 $504.6 $1,216.0 Adjusted (LBITDA) EBITDA Net (Loss) Income ($91.7) ($157.8) ($91.3) ($610.4) Interest Expense - Non-Funding Debt 43.1 40.4 14.4 124.1 Income Tax (Benefit) Expense (14.9) (16.3) (11.6) (79.6) Depreciation and Amortization 10.0 10.1 10.5 42.2 Change in FV of Servicing Rights, Net of Hedge 18.3 18.9 1.3 (39.8) Stock-Based Compensation Expense 5.9 8.8 2.3 20.3 Goodwill Impairment 0.0 0.0 0.0 40.7 Loss on Disposal of Fixed Assets & Other Impairments (Recovery) (0.1) 4.0 0.0 30.1 Adjusted (LBITDA) EBITDA ($29.3) ($92.0) ($74.4) ($472.1)

NON-GAAP FINANCIAL RECONCILIATION (CONT’D) 15 ($MM) 1Q ’23 4Q ‘22 1Q ‘22 FY22 Adjusted Net (Loss) Income Net (Loss) Income ($91.7) ($157.8) ($91.3) ($610.4) Adjustments to Income Taxes 13.3 25.3 14.7 92.3 Tax-Effected Net (Loss) Income ($78.4) ($132.4) ($76.6) ($518.0) Change in FV of Servicing Rights, Net of Hedge 18.3 18.8 1.3 (39.8) Stock-Based Compensation Expense 5.9 8.8 2.3 20.3 Loss on Disposal of Fixed Assets 0.3 1.6 0.0 12.6 Gain on Extinguishment of Debt 0.0 0.0 (10.5) (10.5) Goodwill & Other Impairment (Recovery) (0.3) 2.4 0.0 58.2 Tax Effect of Adjustments (6.0) (9.8) 1.8 1.1 Adjusted Net (Loss) Income ($60.2) ($110.7) ($81.7) ($476.0)

NON-GAAP FINANCIAL RECONCILIATION (CONT’D) 16 ($MM) 1Q ‘23 4Q ‘22 3Q ’22 2Q ’22 1Q ’22 4Q’21 Tangible Net Worth Total Equity $841.2 $921.5 $1,078.5 $1,213.9 $1,511.2 $1,629.4 Less: Goodwill 0.0 0.0 0.0 0.0 (40.7) (40.7) Less: Intangibles 0.0 0.0 0.0 0.0 (1.5) (1.6) Tangible Net Worth $841.2 $921.5 $1,078.5 $1,213.9 $1,469.0 $1,587.0 Non-Funding Debt Total Debt, net 2,303.7 $2,289.3 $2,283.7 $2,427.1 $1,947.6 $1,628.2 Less: Securitization Debt, net 0.0 0.0 0.0 0.0 (421.3) 0.0 Non-Funding Debt $2,303.7 $2,289.3 $2,283.7 $2,427.1 $1,526.3 $1,628.2